Derivative Contracts	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Contracts
Derivative Contracts
As of December 31, 2016, the volume of the AQUA U.S. Fund’s option derivative activities based on their notional amounts, which are the fair values of the underlying shares as if the options were exercised at December 31, 2016, was 8,000 long exposure contracts with a notional amount of $0 and no short exposure contracts. As of December 31, 2017, the AQUA U.S. Fund has been dissolved.
Options on Futures Contracts—During the year ended December 31, 2017, we purchased no options on Eurodollar futures. During the year ended December 31, 2016, we purchased options on Eurodollar futures for total costs of $94,000 and a maturity date of June 2017. These options were not designated as cash flow hedges. The carrying value of these options on futures contract is included in investments in securities in the consolidated balance sheet as of December 31, 2016.